© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Goldman Sachs U.S. Financial Services Conference Tim Spence President and Chief Executive Officer December 7, 2022

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 3Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 2 Cautionary statement

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 3 Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Living our purpose guided by our vision and values

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4 Generating sustainable value through the cycle Expanding share in high-growth geographies, product categories, and customer segments Through the cycle discipline throughout the bank – credit, liquidity, rates, expense, and capital management Consistent top quartile profitability among peers Stability Profitability Growth

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 60.5% Peer 10 Peer 9 x Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 17.7% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 14.0% Peer 10 Peer 9 x Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 1.8% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 x Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 2.0% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 53.3% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 Improved returns and profitability 5 ROTCE ex. AOCI 1 1 Non-GAAP measure: see reconciliation on page 32 of this presentation and use of non-GAAP measures on pages 27-29 of the 3Q22 earnings release FY18 3Q22 FY18 3Q22 FY18 3Q22 PPNR / average assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term performance horizon Expect to continue generating top-tier financial results

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 1.93% 0.67% 0.55% 0.54% 0.53% 0.51% 0.51% 0.46% 0.37% 0.35% 0.28% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 x Peer 3 Peer 2 Peer 1 1.09% 1.15% 1.21% 1.31% 1.41% 1.42% 1.46% 1.63% 1.67% 1.89% 1.91% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x Resilient balance sheet well-positioned in uncertain economic environment Liquidity profile of balance sheet favorable vs. peers 20% 23% 25% 28% 29% 31% 31% 32% 33% 36% 41% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 Cash plus AFS securities plus resi-mortgage loans less FHLB advances as a % of total assets 1 ; as of 3Q22 Note: Peers are Fifth Third’s board approved peers; 1 Source: Regulatory filings NPA ratio remains lowPrudent ACL Allowance for credit losses; As of 3Q22 As of 3Q22 6

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 56% 18% 22% 4% 63% 16% 18% 3% 12/31/19 7 Portfolio focused on prime and super prime borrowers 9/30/22 Consumer Loan Portfolio FICO at origination Consumer NPA % 1 0.44% 0.65% X Peer Median 0.35% 0.49% X Peer Median Consumer early-stage delinquency % (30-89 days past due) 1 Consumer portfolio is well secured and protected against rising rates Conservative consumer loan portfolio well positioned in this environment • ~85% of total consumer portfolio loans consists of homeowners • 83% of total consumer portfolio earns more than $60K (~50% is the US average) • ~90% of consumer portfolio is secured • 96% of residential mortgage loan portfolio is fixed rate 750+ 720-749 <660 660-719 1 Excludes government guaranteed loans

Deliberately positioned the commercial portfolio to be resilient through the cycle

Well diversified commercial portfolio favoring large borrowers with a track record of resilience

Commercial portfolio balances by NAICS code



$76B
15%
15%
13%
7%
7%
7%
6%
6%
5%
5%
4%
10%
Manufacturing
Real estate
Financial services and insurance
Healthcare
Business services
Wholesale trade
Retail trade
Accommodation and food
Communication and information
Mining
Construction
Other

Proactive monitoring of credit risk exposure

- Utilizing **multi-factor client specific early warning systems** for both public and private companies to create a composite score. Factors include:
  - Real-time liquidity metrics (monitoring of unexpected revolver utilization and unexpected overdraft occurrences)
  - Covenant monitoring and third-party portfolio insights, which includes a forward-looking view of vulnerabilities based on firm specific and industry trends

Prudent credit risk management across all portfolios

Portfolios of interest

Portfolio	
Commercial Real Estate	• Well-diversified by property type with lower exposures to hospitality and retail • Non-owner occupied CRE office (~$1.7BN) is primarily concentrated in Class A trophy properties • Lowest concentration of CRE as a percentage of total risk-based capital relative to peers
Leveraged Lending	• Highly monitored leveraged lending portfolio balances sub-$3BN (~2% of total loans in 3Q22 vs. ~8% in 2015) • ~25% of exposures are cov-lite vs. ~90% market average[1]
Shared National Credits (SNC)	• ~40% of ~$35BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction • Lead left / lead right on ~40% of relationships

© Fifth Third Bancorp | All Rights Reserved

[1] Source: Loan Stats Weekly from Pitchbook

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© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Securities portfolio mix 1,2 51% 12% 11% 11% 9% 5% Differentiated securities portfolio has generated peer- leading yields for 7+ years and provides stable cash flows Consistent securities yield outperformance 1 FY15 FY16 FY17 FY18 FY19 FY20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 FITB Peer Median 15% 1% 45% 18% 3% 14% 4% Agency CMBS ABS Agency RMBS Agency CMO Other Non-agency CMBS US Treasury Muni Non-Agency RMBS Peer average $58B ~29% of earning assets 67% invested in bullet and locked-out structures ~100 bps outperformance over past 7 qtrs ~80 bps outperformance from FY15 to FY20 Totals may not foot due to rounding; 1 Source: Regulatory data pulled from S&P Market Intelligence; Peer group is comprised of Fifth Third’s board approved peers; 2 Structured financial products caption is mapped to Agency CMBS; 3 Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures Fifth Third ~25% of earning assets 9 • Expect existing securities portfolio cash flows to remain stable for foreseeable future (cash flows expected to represent <10% of the portfolio for several years) 3 • Maintained a stable duration despite volatile rate environment • Limited extension risk given structure of portfolio

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Strong deposit franchise in consumer and commercial 10 Leading consumer deposit franchise – stable and granular 35% 37% 37% 37% 41% 42% 44% 49% 49% 50% 55% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 X Peer 2 Peer 1 Deposits for individuals as a % of total deposits 2 29% 32% 39% 42% 43% 45% 45% 46% 48% 52% 53% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 Deposits in accounts of $250k or less as a % of total deposits 2 7% 16% 16% 49% 54% 57% 57% 58% 63% 66% 67% Bank 1 Bank 2 Bank 3 Bank 4 Bank 5 Bank 6 Bank 7 Bank 8 Bank 9 X Bank 10 Stable retail deposits as a % of total retail deposits 1 Commercial deposit franchise led by peer-leading TM business -- operational #2 of 34 in Coin and currency revenue #2 of 29 in Retail lockbox remittances #4 of 38 in Total check clearing #5 of 40 in Total ACH originations #5 of 35 in Account reconciliations 11 14 15 16 20 22 24 26 27 27 36 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total commercial commitments (in bps); 3Q22 LTM Top 10 Ranking in EY Cash Management Survey 3 #7 of 36 in Wholesale lockbox remittances #8 of 34 in Controlled disbursement #8 of 30 in Purchasing cards #9 of 31 in Demand deposit accounts 1 Source: Includes large-cap banks subject to Liquidity Coverage Ratio disclosures; excludes State Street from analysis; 2 Source: Regulatory filings; peers are Fifth Third’s board approved peers; 3 Source: Rankings are based on data provided by survey participants in the 2021 Cash Management Services Survey administered by EY. As of 3Q22

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use • Expect to open 30 - 35 de novo locations in 2023 – Targeting to close ~25 branches in 2023 primarily in the Midwest • Key in-footprint markets of focus: • Expected breakeven of ~2.5 years • Next-gen branch design in >90% of new builds • Branch size ~40% smaller than legacy network • Highly automated with reduced staffing levels • Open meeting spaces instead of a focus on teller lines FITB MSA Average Southeast 4 2.4% 2.1% Midwest 3 Deposits per branch 1 Deposit growth rate 2 $105MM $97MM $63MM $114MM 1 Deposits capped at $250 million per branch; 2 Deposit growth rates are 6/30/22 vs. 6/30/21; 3 IL, IN, KY, MI, OH, and WV; 4 FL, GA, NC, SC and TN 7.3% 5.4% Southeast 4 Midwest 3 Deposit growth has outperformed in the Southeast despite lower market share, creating a compelling growth opportunity Next-generation branch transformation – Charleston, SC – Charlotte, NC – Nashville, TN – Raleigh, NC – Greenville, SC – Select Florida markets Optimizing retail network and investing in key Southeast geographies Southeast expansion provides significant opportunity for deposit growth 11

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Value proposition Customer recommendation engine helps acquire, deepen, and retain relationships • Customer recommendation engine utilizes 200+ supervised machine learning algorithms to produce optimal consumer customer outcomes while improving profitability • Data analytics leverage proprietary customer data – including over 100 variables per household as well as behavior triggers – across products, services and interactions • Added digital channels and small business customer segment in 2022 • More effectively utilizes retail personnel, including deposit initiatives Proprietary data analytics drive targeted marketing capabilities and digital engagement Customer recommendation engine results in a ~40% higher likelihood of success in deepening or acquiring relationships Retail banker ‘myDay’ dashboard ~1BN targeted annualized engagement opportunities 2022 BAI Global Innovation Awards Finalist (1 of 3 traditional US banks) 12

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 36% 15% 36% 13% Midwest Chicago Southeast CA/TX Expansion 13 Investing in talent and adding value to clients • FY22 middle market loan production expected to increase ~72% vs. FY20 (increase ~5% vs. 2021) 1 • Key highlights: • FY22 production expected to be nearly equal between the Midwest markets (including Chicago) and Southeast + expansion markets • Southeast + expansion markets production expected to be up ~14% YoY and more than double 2020 production levels Commitment to increasing our new quality relationships across the footprint 1 Represents forward looking statement, please refer to page 2 of this presentation regardi g forward-looking non-GAAP measures Growing middle market relationships to improve profitability 105 69 116 120 2019 2020 2021 2022 YTD Annualized Midwest Southeast Chicago Exp MarketsContinued production momentum and geographic diversification Total Middle Market Production 2019 2020 2021 2022E • Increased Middle Market sales team by ~5% YoY with an increase of nearly 10% in our southeast + expansion markets • One Bank service and delivery model • Dedicated credit, treasury management, and corporate finance coverage • Enhanced client offering (full suite of capital markets capabilities, TM, and a renewed focus on secured lending) ~13% CAGR

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use $1.3B $2.3B $2.5B ~$2.6B ~$4.5B ~$5.6B 2022E 2023E 2024E Dividend Finance growth outpacing original expectations with strong return profile 14 Origination forecast significantly exceeds original expectations 1 1 See forward-looking statements on page 2 of this presentation; 2 Assumes macro assumptions and risk profile as of 3Q22 Pre-close production Expected Post-close production • #3 US market share - solar lending • Taking advantage of market conditions: • Federal tax credit extension and expansion, rising energy costs growing addressable market • stability of bank funding, technology platform driving competitive advantage • ~$128K average income per household (770+ FICO on solar originations) • Continue to expect through-the-cycle annual NCOs in the 1.25 - 1.30% range 1 • Forecast quarterly ACL build due to new production of $80 to $90 million (in 4Q22 and each quarter in 2023) 1,2 • Expect ~3%+ normalized ROA (accretive to reported results by 4Q24 given ACL build) 1 Original expectations ~50% CAGR

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 15 1 Innovative, software-enabled products that simplify customers’ lives and enhance the client experience Sustained organic growth from positioning the bank to benefit from secular trends and through gaining market share Proactive balance sheet management (credit risk, rate risk, capital) positioning the bank to serve clients and perform well in any environment Commitment to living our purpose every day to improve the lives of our customers and the well-being of our communities Strong profitability and returns driven by expense discipline and relationship profitability focus Key strategic priorities 2 3 4 5

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Appendix 16

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 17 Anticipated timeline of application and platform upgrades Enhanced mobile app rollout Workday GL conversion FIS: CDs & ATM conversions 4Q22 2H23 4Q24 FIS: checking & savings conversions AFS: commercial loan system conversion 4Q25 Unique and simplified product positioning Unique approach to third party platforms • Fifth Third has 7 consumer checking and 4 savings products (compared to potentially 100s at many large regional banks) • Continuing to simplify product line in advance of conversion (Overall TM product simplification – including ~90% reduction in IT customizations and ~50% reduction in billing codes) • Fewer products drastically simplifies conversions • Adopting standard, automated work practices • Minimizing customization for all new platforms enables low friction releases and drastically simplifies conversions (nCino under 5% customization - industry leading) • Deploying reusable APIs • Driving value through advanced data science (example: Customer Recommendation Engine) • Less customization and leaner processes increase scale benefits and reduce ongoing platform maintenance costs Digital transformation will accelerate product development and speed to market 1H24 FIS: TM billing conversion through (rolling conversions by product/market)

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 18 $16 $13 $11 $11 $11 $11 $11 $13 $14 $15 $15 $15 52% 40% 35% 34% 32% 32% 31% 33% 36% 37% 37% 37% 0 2 4 6 8 10 12 14 16 18 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 11/30 Commercial utilization rate $35 $28 $25 $24 $23 $24 $25 $28 $30 $32 $33 $33 47% 38% 33% 32% 31% 31% 31% 33% 36% 37% 37% 37% 0 5 10 15 20 25 30 35 40 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 11/30 Commercial utilization rate Total Bancorp Industry verticals Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of credit ($s in billions) $9 $7 $6 $6 $5 $5 $6 $7 $7 $8 $8 $8 47% 36% 33% 32% 32% 32% 32% 37% 39% 41% 41% 41% 0 1 2 3 4 5 6 7 8 9 10 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 11/30 Commercial utilization rate $10 $8 $8 $7 $7 $8 $8 $9 $9 $9 $10 $10 41% 35% 32% 30% 29% 30% 30% 31% 33% 34% 34% 35% 0 2 4 6 8 10 12 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 11/30 Commercial utilization rate Regional middle market All other commercial Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of credit Commercial revolver rates by portfolio Note: Revolver information shown above by coverage team; Totals m y not foot due to rounding

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Diversified commercial loan portfolios 19 17% 14% 12% 10% 8% 7% 7% 6% 5% 4% 4% 2% 2% 2% Metal Other Transportation equipment Chemical Machinery Food Computer & Electronic Beverage & Tobacco Plastics & Rubber Electrical Equipment Paper Wood Furniture & Related Nonmetallic mineral Exposures by industry; Data as of 9/30/22 C&I Manufacturing Leveraged Lending Exposures by subsector; Data as of 9/30/22 ~$11BN in balances 23% 16% 13% 10% 8% 7% 6% 5% 12% Manufacturing Communication & Information Accommodation & Food Business Services Entertainment & Recreation Fin Services & Ins Wholesale Trade Retail Trade Other Exposures by subsector; Data as of 9/30/22 Shared National Credit Portfolio Commercial Real Estate ~$35BN in balances 19% 15% 8% 8%7% 7% 7% 7% 22% Financial Services & Insurance Manufacturing Mining Business Services Communication & Information Real Estate Retail Trade Wholesale Trade Other 21% 15% 14%11% 10% 9% 8% 8% 4% Apartment Office Industrial Other Income Producing Retail Home Builder Other Non-Income Producing Hospitality Other ~$17BN in balances Totals may not foot due to rounding; 1Highly monitored leverage lending definition: commitments > $5M a d > 3x Senior debt; 4x total debt (with limited industry variations) <$3BN in balances 1 Exposures by industry; Data as of 9/30/22

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 72% 24% 1% 3% 38% 39% 9% 10% 4% 75% 14% 7% 4% • 67% allocation to bullet/ locked- out cash flow securities • AFS yield: 2.87% 5 • Effective duration of 5.5 6 • Net unrealized pre-tax loss: $6.1BN • 99% AFS 11 $26.5BN fixed 3 | $49.1BN variable 1,2 Commercial loans 1,2,3 0% 100% Fix | 0% Variable 84% Fix | 16% Variable Investment portfolioConsumer loans 1 Long-term debt 4 $37.1BN fixed | $7.1BN variable 1 $7.7BN fixed | $4.0BN variable 4 • 1M based: 43% 7, 12 • 3M based: 7% 7, 12 • Prime & O/N based: 14% 7,12 • Other based: 1% 7,10, 12 • Weighted avg. life: 2.0 years 1,3 • 1M based: 2% 8,12 • 12M based: 2% 8,12 • Prime: 12% 8 • Other based: 0% 8,12,13 • Weighted avg. life: 3.8 years 1 • 1M based: 27% 9 • 3M based: 7% 9 • Weighted avg. life: 4.9 years C&I 31% Fix | 69% Variable Coml. mortgage 42% Fix | 58% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 96% Fix | 4% Variable Home equity 7% Fix | 93% Variable Senior debt 63% Fix | 37% Variable Sub debt 71% Fix | 29% Variable Auto securiz. proceeds 100% Fix | 0% Variable Coml. construction 28% Fix | 72% Variable Credit card 40% Fix | 60% Variable Other 73% Fix | 27% Variable Other 85% Fix | 15% Variable Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $15BN in active cash flow hedges ($8BN in C&I receive-fixed swaps, $4BN in CRE receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML) and ~$4.0BN fair value hedges associated with long-term debt (receive-fixed swaps). • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $5.3BN non-agency CMBS (All super-senior, AAA-rated securities; 57.9% WA LTV, ~37.9% credit enhancement) Note: totals shown above may not foot due to rounding; 1 Excludes HFS Loans & Leases.; 2 Fifth Third had $15B of commercial variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike, $8BN in C&I receive-fix swaps, and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors; 3 Excludes ~$0.2BN in Small Business Administration Paycheck Protection Program (PPP) loans.; 4 Fifth Third had $705MM 3ML receive-fix swaps and $2.25BN 1ML receive-fix swaps, and $1.0BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt.; 5 Yield of the 3Q22 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; 6 Effective duration taxable and non-taxable available for sale portfolio; 7 As a percent of total commercial, excluding PPP loans; 8 As a percent of total consumer; 9 As a percent of par; 10 Includes 12M term, 6M term, and Fed Funds based loans; 11 Excludes equity securities; 12 Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves; 13 Includes overnight term, 3M term, 6M term, 12M term and Fed Funds. Auto/Indirect 97% Fix | 3% Variable 23% 55% 22% Balance sheet positioning as of 9/30/22 20

Managing rate risk against conservative outcomes

As of 9/30/2022

Estimated NII sensitivity profile and ALCO policy limits

	% Change in NII (FTE)		ALCO policy limit	
Change in interest rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**(2.4%)**	**(2.1%)**	**(4.0%)**	**(6.0%)**
+100 Ramp over 12 months	**(1.7%)**	**(1.2%)**	**NA**	**NA**
-200 Ramp over 12 Months	**(3.5%)**	**(9.8%)**	**(8.0%)**	**(12.0%)**

Estimated NII sensitivity at specific betas

	Beta of 50%		Beta of 60%	
Change in interest rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**1.5%**	**4.7%**	**(0.2%)**	**1.6%**
+100 Ramp over 12 months	**0.8%**	**2.5%**	**(0.1%)**	**1.0%**

Dynamic beta models assume approximately 75% - 80% effective betas in our baseline NII sensitivity used in IRR simulations.[1]

- Models are calibrated to performance in prior rate cycles
- In 2022, we have significantly outperformed modeled betas
- Additionally, rate risk measures assume **no deposit re-pricing lags** and $2BN of DDA runoff per 100 bps of rate hikes

As of September 30, 2022:

- 47% of HFI loans were variable rate net of existing hedges (65% of total commercial; 17% of total consumer)[2]
- Short-term borrowings represent approximately 32% of total wholesale funding, or 4% of total funding
- Approximately $10.2 billion in non-core funding matures beyond one year

Note: Data as of 09/30/22; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies; [1]Re-pricing percentage or "beta" is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2; [2]Excludes ~$0.2BN in Small Business Administration Paycheck Protection Program (PPP) loans

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© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use $0.4B $0.7B ~$1.2B 2021 2022E Recent non-bank acquisition - Provide 22 Provide • Closed acquisition of Provide on August 2, 2021 • Provide is the leading fintech in the healthcare practice finance segment • Post-acquisition, added 5 additional products, expanded salesforce, and entered Veterinary vertical • Significant success in deepening relationships with ~70% deposit penetration and ~50% TM penetration ✓ Continue to expect through-the-cycle NCOs in the 0.25% to 0.30% range 1 1 See forward-looking statements on page 2 of this presentation Estimated Pre-close production Post-close production Provide expectations 1

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use $47.8 $49.6 $52.6 $55.5 $56.6 $47.8 $51.7 $53.9 $56.1 $56.4 0 0.2 0.4 0.6 0.8 1 1.2 $0. 0 $10 .0 $20 .0 $30 .0 $40 .0 $50 .0 $60 .0 3Q21 4Q21 1Q22 2Q22 3Q22 Portfolio loans $ in billions (3.1%) 0.6% 8.0% 4.4% 4.1% Period-end QoQ change Average QoQ change (1.7%) (2.1%) 3.8% 6.0% 5.5% Average – C&I Period-end – C&I 37.6% 33.4% 31.8% 31.2% 31.3% 31.1% 33.4% 35.5% 36.8% 37.2% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Key statistics NCO ratio 1 0.11% 0.07% 0.24% 30-89 Delinquencies 0.22% 0.16% 0.19% 90+ Delinquencies 0.00% 0.02% 0.01% Nonperforming Loans 2 0.73% 0.50% 0.48% Revolving Line Utilization Trend 3 04 24% % 15 9% 22% 1 1% 3% 61 48% 5% 2.1%5.5%6.0%3.8(2.1) 0.6%14 48.00 6 3Q21 2Q22 3Q22 Commercial & industrial overview 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 Total commercial portfolio line utilization. 23

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Commercial real estate overview Non-Owner Occupied 54% Owner Occupied 46% Multifamily 30% Home Builder 20% Industrial 9% Hospitality 8% Office 10% Retail 3% Other 20% NCO ratio 1 30-89 Delinquencies 90+ Delinquencies Nonperforming Loans 2 CRE Mortgage Balance by owner occupancy CRE Construction Balance by property type $10.5 $10.3 $10.3 $10.2 $10.3 $10.5 $10.7 $10.7$10.7 Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction $10.3 Portfolio loans Key statistics Period-end QoQ change Average QoQ change (0.02%) 0.07% (0.03%) 0.23% 0.07% 0.10% 0.01% 0.00% 0.00% 0.32% 0.30% 0.25% 3Q21 2Q22 3Q22 $10.3 $10.2 $10.5 $ 7 $10.8 $10.3 $10.3 $10.7 $10.7 $10.9 $5.7 $5.3 $5.4 $5.4 $5.6$5.5 $5.2 $5.4 $5.4 $5.6 $15.8 $15.6 $16.1 $16.1 $16.5 $16.0 $15.6 $15.9 $16.1 $16.3 $0. 0 $2. 0 $4. 0 $6. 0 $8. 0 $10 .0 $12 .0 $14 .0 $16 .0 $6. 0 $6. 5 $7. 0 $7. 5 $8. 0 $8. 5 $9. 0 $9. 5 $10 .0 $10 .5 $11 .0 3Q21 4Q21 1Q22 2Q22 3Q22 1.5%1.1%2.0%(2.9%)(2.8%) (2.8%) (1.3%) 3.6% (0.1%) 2.6% $ in billions 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 24

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Residential mortgage overview $16.2 $16.2 $16.5 $17.4 $17.6 $16.2 $16.4 $17.1 $17.6 $17.6 3Q21 4Q21 1Q22 2Q22 3Q22 2Q21 1Q22 2Q22 NCO ratio 1 30-89 Delinquencies 0.12% 0.09% 0.09% 90+ Delinquencies 0.35% 0.08% 0.05% Nonperforming Loans 2 0.30% 0.51% 0.60% Weighted average FICO at origination 3 Weighted average LTV at origination $ in billions 0.5% 2.1% (0.2%) 1.9% 5.2% 4% 13% 15% 69% Portfolio FICO score at origination 3 750+720-749<660 660-719 2.3% 0.2% 1.5% 4.6% 2.5% Average Period-end Portfolio loans Key statistics Period-end QoQ change Average QoQ change 3 2 3 (0.02%) (0.02%) (0.02%) 0.1 . .10 0.38 . 5 . 4 0.24 .60 5 764 765 766 72% 71% 71% 1 55.2%1.9(0.2)2 1 0.22.5%4.61.50.2 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain cquired mortgage loans. 25

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 2Q21 1Q22 2Q22 NCO ratio 1 (0.09%) (0.07%) (0.06%) 30-89 Delinquencies 0.44% 0.64% 0.56% 90+ Delinquencies 0.02% 0.03% 0.05% Nonperforming Loans 2 1.87% 1.97% 1.84% Weighted average FICO at origination 3 762 764 765 Weighted average LTV at origination 69% 68% 68% Home equity overview $4.4 $4.2 $4.0 $3.9 $4.0 $4.3 $4.1 $3.9 $3.9 $4.0 3Q21 4Q21 1Q22 2Q22 3Q22 2% 17% 16% 65% Portfolio FICO score at origination 3 (6.7%) (5.7%) (5.2%) (4.1%) (2.8%) (5.6%) (5.9%) (4.5%) (4.1%) (0.3%) Average Period-end 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 3Q21 2 3 (13) 6%) ( .08%) 0.5 56% .55% 0. 5% .03% 1. 2 84% .70% 5 67 7% 1.6%(2.8)(4.1(2)5. ) 2.4%(0.3)(4.1(4.5)( .9%) 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain cquired home equity loans. 26

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Indirect secured consumer overview $15.6 $16.3 $17.1 $17.2 $16.8 $16.0 $16.8 $17.4 $17.0 $16.6 3Q21 4Q21 1Q22 2Q22 3Q22 5.4% 6.0% 4.8% 4.8% 0.6% 2% 22% 17% 60% 2Q21 1Q22 2Q22 NCO ratio 1 0.01% 0.17% 0.13% 30-89 Delinquencies 0.45% 0.62% 0.59% 90+ Delinquencies 0.03% 0.05% 0.05% Nonperforming Loans 2 0.32% 0.13% 0.11% Weighted average FICO at origination 764 768 767 Weighted average LTV at origination 89% 88% 88% Portfolio FICO score at origination 750+720-749<660 660-719 86% 14% Auto Specialty Lending Includes primarily RV & Marine 6.0% 5.3% 4.9% 3.8% (2.3%) Average Period-end $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 3Q2 2 3 (0.02) 3 24% 0.52 59 64% 0. 5 6% 0.2 1 09% 765 7 8 88% (2.8%)0.6%4 86 0 (2.2%)(2.3%)3 84 95 3 5 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 27

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Credit card overview $1.7 $1.7 $1.7 $1.7 $1.8$1.7 $1.8 $1.7 $1.8 $1.8 3Q21 4Q21 1Q22 2Q22 3Q22 (5.8%) (1.2%) (0.5%) (2.8%) 0.8% (0.9%) (2.7%) 1.3% (4.3%) 4.3% Average Period-End 4% 29% 20% 47% 2Q21 1Q22 2Q22 NCO ratio 1 4.52% 3.13% 3.26% 30-89 Delinquencies 0.84% 1.01% 0.96% 90+ Delinquencies 0.78% 0.83% 0.74% Nonperforming Loans 2 1.51% 1.36% 1.30% Weighted average FICO at origination 3 739 741 742 Portfolio FICO score at origination 3 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 3Q21 2 3 2.70% 3.26% 2.69% 0.97% 0.96% 1.02% 0.80 0.74 . 9 1.38% 1.30% 1.30% 740 7 2 3.10.2 8 )0 5 )1 2 ) 0 4.(4)1 32 7 ) 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years. 28

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 249 263 3Q21 3Q22 29 1.3 1.6 3Q21 3Q22 2.76 2.92 3Q21 3Q22 +6% Year-over year growth Active digital banking users Digital sales (includes deposits, card, & loans) +23% Year-over year growth 3Q21 3Q22 37% Year-over year growth Millions Digital banking log-ins +6% Year-over year growth Millions Zelle person-to-person payments $ in billions Digital channel usage and engagement

Sustainability priorities and metrics

Addressing climate change

$12BN in sustainable financing towards $100BN goal

150 due diligence reviews for sensitive sectors in compliance with E&S Policy[1]

50% reduction in Scope 1 and 2 GHG emissions since 2014

100% renewable energy purchased since 2019

Achieved carbon neutrality in our operations since 2020[4]

$500MM inaugural Green Bond issued in October 2021

Promoting inclusion and diversity

$2.8BN accelerating racial equality, equity and inclusion initiative

38% board diversity[2]

59% women; **27%** persons of color in workforce

>99% pay equity for women and minorities[4]

$88MM Tier 1 diverse supplier spend, **~9%** of net addressable spend (up from 7% in 2020)

Launched **Empowering Community Leaders** career development growth program

Keeping the customer at the center

99% of banking centers remained open since the start of the pandemic

13MM customer outreach calls in 2021

3% consumer household growth

Low reliance on punitive consumer fees, with **$16MM overdraft fees avoided** with Extra Time®

2M+ mobile banking users

17% reduction in complaints since 2019

Demonstrating our commitment to employees

$20/hour minimum wage with over 40% of workforce receiving mid-year compensation increase

Special COVID bonus awarded to 7,500+ eligible front-line employees during pandemic

Up to 7% 401(k) employer contribution with **84%** participation

~765K hours of training (39 hours average / FTE)

Strengthening our communities

$180MM Neighborhood Investment Program in nine majority-Black communities

$1.3BN provided in community development lending and investment

$41MM in charitable donations to support communities

~3MM people educated through our LIFE programs[3]

~97K hours of community service and **$6MM** in employee giving

Fifth Third is committed to supporting customers, communities and employees

© Fifth Third Bancorp | All Rights Reserved

Data is for fiscal year 2021, unless otherwise noted; [1]9/23/2020 - 3/31/2022; [2]As of 7/5/2022 and in terms of ethnicity or gender; [3]Since 2004

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A recognized leader in sustainability among peers

Recent actions

$500,000 donated for hurricane relief in Florida
Through Fifth Third Foundation in addition to other assistance programs

Published 3rd ESG report
Available on ir.53.com

Announced 10-year $100BN Environmental & Social Finance Target
Expansion of the original $8BN renewable energy goal achieved in June 2022

Aligned executive compensation to ESG topics
ESG Funding Modifier added to 2022 Variable Compensation Plan

Established sustainability office
Leading comprehensive environmental, social and governance strategy, which includes the Bank's climate strategy and sustainable finance initiatives

Acquisition of Dividend Finance
A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement

$20 minimum wage per hour
Effective July 2022, increase from $18 per hour since 2019

Expanded operational sustainability goals
Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75%

Third-party recognitions

2022 World's Most Ethical Companies® — www.ethisphere.com — 3-Time Honoree

FTSE4Good

America's Most Responsible Companies 2022 — Newsweek — statista

The Best Employers for Diversity — Forbes 2022

Bloomberg Gender-Equality Index 2022

3BL Media — Responsible CEO of the Year — Community Impact 2021

#1 Rank for customer COVID Response
2021 Financial Health and Advice from a leading study

Top Workplace in Financial Services
Recognized by Energage in 2022

Perfect 100% Score (Human Rights Campaign)
Human Rights Campaign Corporate Equality Index for seventh consecutive year

A- Leadership Band (CDP)
2019, 2020 and 2021 CDP surveys

BankOn National Certification
For Express Banking account

MSCI	S&P Global	ESG Risk Rating[2]	CSRHub	SSGA	Refinitiv
ESG Rating	ESG Score	November 2022	ESG Ranking	R-Factor Score	ESG Combined Score
November 2022	Corporate Sustainability Assessment		November 2022	August 2022	November 2022
A	83rd percentile	Low Risk	92nd percentile	Outperformer	A- (79/100)
Upgraded 3 notches	Top among peers[1]	Top quartile among peers[1]	Top among peers[1]	Top 10-30% among Commercial Banks	Top among peers[1]

[1] Peer group comprises of Fifth Third's board approved peers. [2] From leading third-party ESG data provider.

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 32 Non-GAAP reconciliation Note: For specific adjustments refer to non-GAAP reconciliations in the 1Q19 and 3Q22 earnings presentations; 1 Assumes 23% tax rate Fifth Third Bancorp and Subsidiaries For the Last Twelve Months Ended For the Last Three Months Ended $ in millions (unaudited) 2018 3Q22 Net interest income $4,140 1,498 Add: Taxable equivalent adjustment 15 4 Net interest income (FTE) (a) 4,155 1,502 Noninterest income (b) 2,790 672 Total Revenue (FTE) (c) [(a + b)] 6,945 2,174 Revenue adjustments (504) 17 Adjusted Total Revenue (d) 6,441 2,191 Noninterest expense (e) 3,958 1,167 Expense adjustments (64) 0 Adjusted noninterest expense (f) 3,894 1,167 Pre-provision net revenue (PPNR) (g) [(e / c)] 2,987 1,007 PPNR (annualized) (h) 2,987 3,995 Net income available to common shareholders (i) $2,118 631 Add: Intangible amortization, net of tax 4 10 Tangible net income available to common shareholders (j) 2,122 641 Net income available to common shareholders (annualized) (k) 2,118 2,503 Tangible net income available to common shareholders (annualized) (l) 2,122 2,543 Average Bancorp shareholders' equity (U.S. GAAP) (m) 15,958 18,864 Less: Average preferred stock (n) (1,330) (2,116) Average goodwill (2,460) (4,926) Average intangible assets and other servicing rights (29) (188) Average tangible common equity (o) 12,139 11,634 Less: Average accumulated other comprehensive income ("AOCI") 575 3,037 Average tangible common equity, excluding AOCI (p) 12,713 14,671 Average assets (q) $142,088 $206,688 Adjustments - pre-tax (r) (440) 17 Adjustments - after-tax 1 (s) (338) 13 Adjusted PPNR [(g) + (r)] 2,547 1,024 Adjusted PPNR (annualized) (t) 2,547 4,063 Adjusted tangible net income available to common shareholders [(j) + (s)] 1,784 654 Adjusted tangible net income available to common shareholders (annualized) (u) 1,784 2,595 Metrics: Return on average common equity (k) / [(m)+(n)] 14.5% 14.9% Return on average tangible common equity [(l) / (o)] 17.5% 21.9% Adjusted return on average tangible common equity [(u) / (o)] 14.7% 22.3% Adjusted return on average tangible common equity, excluding AOCI [(u) / (p)] 14.0% 17.7% PPNR / average assets [(h) / (q)] 2.1% 1.9% Adjusted PPNR / average assets [(t) / (q)] 1.8% 2.0% Efficiency ratio (FTE) [(e) / (c)] 57.0% 53.7% Adjusted efficiency ratio [(f) / (d)] 60.5% 53.3%